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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)      March 29, 2000




                             WESTERN RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)




           KANSAS                        1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300


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                                                Western Resources, Inc.

Item 5. Other Events

           On March 29, 2000, Western Resources, Inc. ("Western") announced that it will separate its electric utility business from its non-electric utility business. The separation is expected to be accomplished by means of a voluntary exchange offer and is expected to be completed prior to year end 2000.

           A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. A copy of an investor presentation posted on Western's web site is attached as Exhibit 99.2 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

           (c) Exhibits

           Exhibit 99.1 - Press release dated March 29, 2000 issued by Western Resources, Inc.

           Exhibit 99.2 - Investor Presentation released March 29, 2000 by Western Resources, Inc.
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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date March 29, 2000                  By      /s/ William B. Moore
    -------------------                --------------------------
                                        William B. Moore, Executive Vice
                                          President, Chief Financial
                                            Officer and Treasurer
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                                  EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

99.1                                  Press release dated March 29,
                                      2000 issued by Western Resources, Inc.


99.2                                  Investor Presentation released
                                      March 29, 2000